SECURITIES AND EXCHANGE COMMISSION

Washington, DC

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2006

JACUZZI BRANDS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State of Incorporation)

1-14557	22-3568449
(Commission File Number)	(I.R.S. Employer Identification No.)

777 S. Flagler Drive, West Tower, Suite 1100 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

(561) 514-3838

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2006, Jacuzzi Brands, Inc. (“Jacuzzi”), in connection with Jacuzzi’s previously announced tender offer and consent solicitation with respect to its outstanding 9 5/8% Senior Secured Notes due 2010 (the “Notes”), entered into a Supplemental Indenture, dated as of December 18, 2006, by and among Jacuzzi, the subsidiary guarantors party thereto and Wilmington Trust Company, as trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of July 15, 2003, pursuant to which the Notes were issued and a First Supplemental Indenture thereto, dated as of October 16, 2003 (as supplemented, the “Indenture”).

The Supplemental Indenture effects certain amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which amendments will eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture. The amendments will not, however, become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by Jacuzzi pursuant to the terms of the tender offer and consent solicitation.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 18, 2006, Jacuzzi issued a press release announcing (i) the receipt of the requisite consents in connection with Jacuzzi’s previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events

On December 18, 2006, Jacuzzi also announced that (i) it is extending the price determination date for the tender offer from 10:00 a.m., New York City time, on December 18, 2006 to 10:00 a.m., New York City time, on January 5, 2007 and (ii) it is extending the expiration date for the tender offer from 5:00 p.m., New York City time, on January 3, 2007 to 5:00 p.m., New York City time, on January 22, 2007.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in Items 7.01 and 8.01 above, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description
4.1	Second Supplemental Indenture, dated as of December 18, 2006, by and among Jacuzzi, the guarantors named therein and Wilmington Trust Company, supplementing that certain Indenture, dated as of July 15, 2003, pursuant to which the 9 5/8% Senior Secured Notes due 2010 were issued.

99.1	Press Release, dated December 18, 2006.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2006

JACUZZI BRANDS, INC.

By:	/s/ Steven C. Barre
Name: Steven C. Barre Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
4.1	Second Supplemental Indenture, dated as of December 18, 2006, by and among Jacuzzi, the guarantors named therein and Wilmington Trust Company, supplementing that certain Indenture, dated as of July 15, 2003, pursuant to which the 9 5/8% Senior Secured Notes due 2010 were issued.

99.1	Press Release, dated December 18, 2006.